UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 20, 2014

Western Alliance Bancorporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	C17075-1995	88-0365922
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One E Washington Street, Suite 1400, Phoenix, Arizona		85004
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	602-389-3500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 20, 2014, Western Alliance Bancorporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The total number of shares of the Company’s common stock, par value of $0.0001 per share, voted in person or by proxy at the Annual Meeting was 78,963,209, representing approximately 90% of the 87,553,976 shares outstanding and entitled to vote at the Annual Meeting. All matters voted upon at the Annual Meeting were approved with the required votes. The matters that were voted upon at the Annual Meeting, and the number of votes cast for, against or withheld, as well as the number of the number of abstentions and broker non-votes, as to each such matter, where applicable, are set forth below.

Proposal 1 Election of Directors

The Company’s stockholders elected four Class III directors to each serve for a three-year term expiring in 2017. The voting results were as follows:

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
John P. Sande, III	70,269,684	1,333,921	0	7,359,604
Robert G. Sarver	68,693,482	2,910,123	0	7,359,604
Donald D. Snyder	70,105,174	1,498,431	0	7,359,604
Sung Won Sohn	71,380,731	222,874	0	7,359,604

Proposal 2 Approve a Change of the Company’s State of Incorporation

The Company’s stockholders approved the proposal to change the Company’s state of incorporation from Nevada to Delaware.

Votes For	Votes Against	Abstentions	Broker Non-Votes
66,144,331	5,429,635	29,639	7,359,604

Proposal 3 Approve an Amendment to the 2005 Stock Incentive Plan

The Company’s stockholders approved an amendment to the 2005 Stock Incentive Plan that (i) extends the termination date of the plan by ten years to 2025; and (ii) increases by 2,000,000 the maximum number of shares available for issuance thereunder and reapproved the material terms of the performance measures that apply to awards intended to qualify as performance-based compensation under the 2005 Stock Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
66,017,483	5,565,021	21,101	7,359,604

Proposal 4 Advisory (Non-Binding) Vote on Executive Compensation

The Company’s stockholders approved, on a non-binding advisory basis, executive compensation. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
70,698,509	681,649	223,447	7,359,604

Proposal 5 Ratification of Auditor

The Company’s stockholders ratified the appointment of McGladrey LLP as the Company’s independent auditors for the fiscal year ending December 31, 2014. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
78,344,807	587,083	31,319	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Alliance Bancorporation

May 21, 2014	By:	Dale Gibbons

Name: Dale Gibbons
Title: Chief Financial Officer